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                        SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.




                                      FORM 8-K

                                   CURRENT REPORT



                     Pursuant  to  Section  13 or  15(d) of the
                           Securities Exchange Act of 1934.


       Date of Report (Date of earliest event  reported):  December 20, 1996
                                   (December 2, 1996)


                             Triangle Imaging Group, Inc.
                 (Exact name of Registrant as specified in its charter)


         Florida                   2-96392-A                   59-2493183
 (State or other jurisdiction   (Commission File              (IRS Employer
      of incorporation)              Number)              Identification Number)

                 12 South Penataquit Avenue, Bay Shore, New York 11706
                          (Address of principal executive offices)


          Registrant's telephone number, including area code: (516) 666-6890




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Item 2.           Acquisition or Disposition of Assets

     On October 29, 1996, the Company entered into an Agreement of Sale which was consumated on December 2, 1996 whereby the Registrant acquired 760 shares of the capital stock of Engineered Business Systems, Inc., a corporation organized under the laws of the State of Florida ("EBS"). EBS designs, develops, markets and supports a family of PC-based software products for credit reporting and mortgage banking industries. EBS offers innovative products and services in response to the ever changing needs of this industry. The business strategy of EBS is to provide easy to use, PC-based system solutions marketed through a direct sales force, and to maintain long term customer relationships which generate recurring revenues. In conjunction with this strategy, EBS has added outsourcing services that cater to existing and new customers. Pre-tax earnings of EBS for each of the past two years has exceeded $650,000.

                  The terms of the acquisition which gives the Company majority control of EBS included a cash payment of $300,000; 500,000 shares of the Company's common stock, and a Note in the amount of $1.6 million payable in three years (see Exhibits). The Company's President was responsible for $100,000 of the closing proceeds and has taken back a note from the Company for $50,000 of these funds. In addition, all 760 shares acquired have been pledged as security on the Note as well as all acquired assets.

                  The Company will seek to continue the business of EBS in the manner in which it was conducted prior to the acquisition. The Company will keep almost all of the existing employees of EBS in an effort to make a smooth transition with the existing EBS operations. The Company may seek additional key employees to improve and expand the existing business of EBS.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements, Pro Forma Financial Statements and Exhibits.

     (i). Audited Engineered Business Systems, Inc. Financial Statements, as follows: (i) Audited Balance Sheet as of August 31, 1996;

     (ii) Audited Statments of Income for the years ended August 31, 1996;

     (iii) Audited Statements of Cash Flows for the years ended August 31, 1996 and 1995;

     (iv) Audited Statements of Stockholders' Equity for the years ended August 31, 1996 and 1995;

     ( To be filed by amendment )

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     2. Pro Forma Financial Information.

     ( To be filed by amendment )

     (b) Exhibits.

     EX-2 Agreement of Sale








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                                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 20, 1996

                                                  TRIANGLE IMAGING GROUP, INC.

                                                By:   _______________________
                                                      Vito Bellezza, President



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                                                     EXHIBIT 2
                                                 AGREEMENT OF SALE

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